UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 20, 2008

ATLAS MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	000-31380	82-0096527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Yellowstone, Osburn, Idaho		83849
(Address of principal executive offices)		(Zip Code)

(208) 556-1181
Issuer's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01           Changes in Registrant’s Certifying Accountant

On August 20, 2008, Atlas Mining Company (“Atlas” or the “Company”) dismissed Chisholm, Bierwolf & Nilson, LLC (“Chisholm”) as independent auditors.

Chisholm’s opinion on the Company’s restated December 31, 2005 financial statements, dated January 26, 2006 (except as to certain notes as to which it was dated April 17, 2007), stated that the “Company has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern.”

The decision to change accountants was approved by the Board of Directors of the Company.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Chisholm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On August 21, 2008, the Company retained PMB Helin Donovan LLP (“PMB”) as independent auditors for the purposes of auditing the financial statements for the years ended December 31, 2005, December 31, 2006, and December 31, 2007, and conducting limited audit procedures on the financial statements for the year ended December 31, 2004, and reviewing financial statement s for the 1st Quarter 2008 and 2007, the 2nd Quarter 2008 and 2007, and 3rd Quarter 2008 and 2007.

The Company has provided Chisholm with a copy of the disclosures made in Section 1 of this Item and requested that Chisholm furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements and, if not, stating the respects in which it does not agree.

4.02           Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 9, 2007, the Company filed an 8-K that included disclosure under Item 4.02 to the effect that it would be necessary to restate the Company’s audited consolidated financial statements and other financial information at and for the fiscal years ended December 31, 2004, 2005, and 2006 and its unaudited consolidated financial statements and other financial information at and for the fiscal quarters ended March 31 and June 30 for the year 2005, 2006 and 2006, and for the fiscal quarters ended September 30 for the years 2005 and 2006.  The determination to restate resulted from discussions with NaturalNano, Inc. relating to a sale of hallyosite clay and the subsequent conclusion that the Company had not properly accounted for $250,000 in cash received from NaturalNano.  At that time, then Company management stated it thought it would account for the transaction as a deposit of funds, reducing previously recorded revenues and increasing long-term liabilities.

The Special Committee determined on August 20, 2008, that the financial statements for all periods beginning in 2002 through the second quarter of 2007 cannot be relied on.  In addition to the NaturalNano matter, the Board has determined that expenses recorded in 2002 through 2006 relating to the value of certain issuances of equity stock and the vesting of certain options were incorrect.  The Special Committee also believes, and will provide support for its conclusion to PMB, that during the two year term of the NaturalNano contract, the $250,000 should have been treated as a deposit, but after the expiration of the contract in 2006, the entire $250,000 should have been recognized as revenue. The financial statements for the years ended December 31, 2005 and 2006 and the quarters ended March 31 and June 30 2007 will be restated.

The Board did not discuss the above matters with its independent auditors.

8.01           Other Events.

Background

On October 9, 2007, the Company filed an 8-K with the Securities and Exchange Commission for the purpose of making certain disclosures and attaching a press release.  The 8-K and the press release indicated that the chief executive officer and chief financial officer determined that it would be necessary to restate the Company’s audited consolidated financial statements and other financial information at and for the fiscal years ended December 31, 2004, 2005, and 2006 and its unaudited consolidated financial statements and other financial information at and for the fiscal quarters ended March 31 and June 30, for the years 2005, 2006 and 2007, and for the fiscal quarters ended September 30, for the years 2005 and 2006.  The 8-K indicated that the “determination to restate resulted from recent discussions with a customer and the subsequent discovery that the Company had not properly accounted for cash received in 2004 as a deposit for the sale of halloysite clay from the Company’s Dragon Mine.  The deposit was improperly recorded as revenue for the year ended December 31, 2004.”
The 8-K also stated that “in addition, as a result of an ongoing review of prior period records, other areas of accounting uncertainty involving equity issuances, fixed asset ownership and long-term liabilities have been identified.”

The 8-K further stated:

“a current lack of a comprehensive, independent, third-party resource evaluation and estimation, insufficient mine planning, and inadequate processing facilities at the Dragon Mine are significant ongoing factors in the Company’s inability to enter into definitive contracts for the supply of halloysite clay from the Dragon Mine.  Accordingly, no short or long term contracts for halloysite clay from the Dragon mine are pending or imminent in the near future.  New management further intended to inform investors that the Company has suspended mining activities at the site pending an independent, third-party geologic review and detailed evaluation of the nature and extent of the Dragon Mine halloysite deposit.”

On November 9, 2007, Mark Kockler was hired as Vice President and Chief Operating Officer.  Later in November, 2007, Robert Dumont resigned as CEO, President and a Director, John Gaensbauer resigned as Executive Vice President, and Barbara Suveg resigned as Chief Financial Officer.  In December, 2007, Mr. Kockler resigned and William T. Jacobson, Chairman of the Board of Directors, who had resigned as CEO and President in July 2007, was appointed interim CEO and President.  On January 7, 2008, Jack Harvey resigned as a director.  On January 11, 2008, John Levy and Morris Weiss were appointed directors.  At that time the Board of Directors consisted of Messrs. Jacobson, Levy, Weiss and Ronald Price, who is president of the Company’s subsidiary, Nano Clay and Technologies, Inc.

The Special Committee

On January 11, 2008, the Board of Directors formed a Special Committee (initially consisting of Mr. Levy but later Mr. Weiss was added to the Committee) and directed it to (i) review and investigate the conduct of the prior management of the Company and any issues arising therefrom and (ii) review and evaluate the Company’s business, financial condition, assets, strategy, prospects and management, and recommend to the Board various alternatives to improve the Company’s performance and prospects.

On August 20, 2008, the Special Committee presented its findings and recommendations to the Board of Directors concerning the investigation of the conduct of the prior management of the Company and related issues.  After consideration, the Board has adopted such findings and recommendations as its own.

The Investigative Team

The Special Committee was assisted in the investigation by outside independent legal counsel, Blank Rome LLP, and independent accountants, Heiskill, MacGillivray & Associates (the Special Committee and its advisors are referred to collectively as the “Investigative Team”).

Scope of the Investigation

The Investigative Team reviewed and investigated, among other things, (i) certain of the Company’s prior issuances of equity securities and issues related thereto, (ii) the treatment for financial reporting purposes of $250,000 received by the Company in connection with a 2004 transaction involving NaturalNano, Inc., (iii) the Company’s accounting for fixed assets and long-term liabilities and (iv) certain public statements made by the Company regarding the Dragon Mine.

The Investigative Team’s review included a broad and extensive document review, including the Company’s stock compensation plans, stock transfer records, minutes of the board meetings, press releases and public filings, accounting and banking books and records, and e-mails and related attachments of certain current and former employees, officers and directors of the Company.  The Investigative Team also conducted interviews of current and certain former Company officers, directors, employees and advisors who appeared to have knowledge of the issues being investigated.  Three of the Company’s former officers and two of its former consultants declined to be interviewed.  The Company placed no limitations on the investigation and cooperated with the investigation, providing requested documents and data and, where possible, making management and the Company’s employees available for interviews.

Findings of the Special Committee

The findings of the Special Committee include the following:

•
During the period beginning in 2002 and ending in early 2006, approximately 30 million shares of Common Stock were issued in violation of the federal securities laws, including the registration provisions of Section 5 of the Securities Act of 1933.  The violations involved (a) misuse of SEC Registration Form S-8, a short form registration form for compensatory issuances to certain officers, directors, employees and consultants (approximately 16 million shares were issued under Form S-8), (b) transfer of 9.9 million shares to related parties and affiliates that were  purportedly sold under a Company Registration Statement on SEC Registration Form SB-2 and subsequent resales without compliance with the plan of distribution contained in the Company’s SB-2, and (c) grants of at least 2.8 million shares purportedly made pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act.  These issuances are discussed in more detail in the following three paragraphs.

o
Between 2002 and 2006, the Company issued approximately 16 million shares of its common stock that were purportedly issued under the Company’s registration statements on Form S-8.  A review of these issuances revealed that approximately 14.6 million of these shares, with an aggregate market value of approximately $3.6 million (based upon the closing sale price per share on the apparent dates of issuance) were issued to individuals and entities that were ineligible to receive shares registered on Form S-8 because, among other reasons, these individuals or entities provided Atlas with capital raising or stock promotion services and/or did not provide any bona fide consulting services to Atlas.  In addition, some such issuances and other issuances also may have been in excess of the number of shares the Company had registered on Form S-8 at the time of issuance.  Many of the shares were issued in violation of Atlas’ 2002 Consultant Stock Plan.  Certain shares were issued to family members of the Company’s then CEO, Mr. Jacobson, and such transactions appear to have been, among other things, director conflict of interest transactions which did not receive proper approval from the Board of Directors.  Moreover, the values given to the S-8 stock for financial reporting purposes in many cases appear to have been less than market value of the stock on the apparent dates of issuance.

o
In 2003, the Company registered for sale on SEC Registration Form SB-2 ten million shares of Common Stock at a fixed price of $.10 per share on a self-underwritten basis.  Purportedly to avoid filing a post-effective amendment to update the disclosure in the registration statement, the Company issued 9.9 million shares to related parties and affiliates.  In 2003 and 2004, these shares were provided to third parties for resale and resales were apparently made at times when the market price was greater than $.10.  Only after such resales did the Company ultimately receive cash payments in the aggregate of approximately $805,000 for these shares, which is less than the $990,000 that would be expected.

o
In 2003, the Company issued 2.8 million restricted shares for supposed services  purportedly in reliance on the private placement exemption from registration set forth in Section 4(2) of the Securities Act.  However, the Company did not determine whether the recipients satisfied a condition of the exemption (that is, that the recipients took with the intent to resell only pursuant to an effective registration statement or an exemption form registration).  In some cases, the Company instructed its transfer agent to transfer these shares prior to the applicable holding period under Rule 144, which is an exemption from registration.  1.4 million of these shares were issued to a family member of Mr. Jacobson and this transaction appears to have been, among other things, a director conflict of interest transaction which did not receive proper authorization from the Board of Directors. .

•	The Special Committee also determined that the Company did not properly record compensation expenses associated with the vesting of certain stock options granted to officers of the Company.

•	The Special Committee has determined that Mr. Jacobson was primarily responsible for the securities law violations set forth above.

•
The Special Committee also discovered  transactions between the Company and wholly- or partly-owned subsidiaries of the Company or related entities, including stock issuances to those entities that violated Section 5 of the Securities Act and inter-company loans with those entities that  appear to have been conflict-of-interest transactions entered into without proper corporate authorization or business purpose.  The investigation into these transactions is on-going by current management.

•
The accounting treatment of the $250,000 received from NaturalNano as  revenue in 2004 was incorrect.  The treatment of such funds as proposed in the October 9, 2007 Press Release was also incorrect.  In October, 2007, management determined to account for the transaction as a deposit of funds, reducing previously recorded revenues and increasing long-term liabilities.  The Special Committee believes that during the two year term of the contract, the $250,000 should have been treated as a deposit, but after the expiration of the contract in 2006, the entire $250,000 should have been recognized as revenue, and will provide support for its conclusion to PMB.

•
The Special Committee determined that in 2004, Mr. Jacobson received options to purchase  3.5 million shares of Atlas common stock in violation of existing Company stock option plans and that had an exercise price below market price at the date of the grant.  The Company did not properly account for the compensation expenses related to the grant.

•	The Special Committee found no evidence of accounting irregularities with respect to fixed asset ownership and long-term liabilities.

•	The Company’s internal control over financial reporting and disclosure controls contained material weaknesses, which led to inadequate and inaccurate disclosures.

•
There were inaccurate statements in press releases released by the Company including a press release dated November 28, 2006 that contained inaccurate statements regarding the production capabilities and activities at the Dragon Mine.

Restatements and Plans to Become Current in Its Filings

In the Company’s report on Form 8-K filed on October 9, 2007, the Company stated that it had concluded that its audited consolidated financial statements and other financial information at and for the fiscal years ended December 31, 2004, 2005, and 2006 could no longer be relied upon based on the accounting for the 2004 sale of halloysite clay to NaturalNano. The Special Committee determined on August 20, 2008, that the financial statements for all periods beginning in 2002 through the second quarter of 2007 cannot be relied on.  In addition to the NaturalNano matter, the Board has determined that expenses recorded in 2002 through 2006 relating to the value of certain issuances of equity stock and the compensation expenses associated with the vesting of certain stock options granted to officers of the Company were not properly recorded on the financial statements.  The Special Committee believes that that during the two year term of the NaturalNano contract, the $250,000 should have been treated as a deposit, but after the expiration of the contract in 2006, the entire $250,000 should have been recognized, and will provide support for its conclusion to PMB. The financial statements for the years ended December 31, 2005 and 2006 and the quarters ended March 31 and June 30, 2006 and 2007, and September 30, 2006 will be restated.
The Company, upon the recommendation of the Special Committee, has retained new auditors, as more fully set forth in Item 4.01 above, to audit its financial statements for the years ended December 31, 2005 and 2006, and the Company and its advisors are continuing to work to determine the nature and amount of the restatement.  The re-audit taking place may result in additional areas of restatement.  The Company intends to file the Annual Report on Form 10-K for the period ended December 31, 2007 and other delinquent reports and to become current with its Securities and Exchange Commission (“SEC”) filings as soon as practicable.

Report to the SEC
The Special Committee has reported its findings to the staff of the SEC and has advised the staff that the Company intends to cooperate with any investigation that the SEC may commence.

Changes Already Made

In reporting to the Board and the SEC, the Special Committee noted that many changes have already occurred at the Company including:

•	In June 2008, Mr. Jacobson resigned as an officer and director of the Company and its subsidiaries.

•	As a result of Mr. Jacobson’s resignation, the Company’s Board now consists of a majority of independent directors.

•
In July 2008, the Company announced the hiring of Michael Lyon as interim Chief Executive Officer, who brings more than 35 years of experience in finance, operations, law and strategic planning in a variety of businesses.

•	The Company has hired experienced securities and disclosure counsel.

Dragon Mine

In the October 9, 2007 8-K, the Company indicated that mining activities at the Dragon Mine had been suspended pending an independent, third-party geologic review and detailed evaluation of the nature and extent of the Dragon Mine halloysite deposit.  They remain suspended.  A geologic review and detailed evaluation of the nature and extent of the Dragon Mine mineral deposits on a portion of the Dragon Mine site by an independent third party internationally recognized for expertise is ongoing.

The October 9, 2007 8-K also referred to insufficient mine planning and inadequate processing facilities.  The statements remain correct as of the date of this report.  The Company has retained an independent third party internationally recognized for expertise to advise with regard to processing of potential production from the mine.

As of the date of this report, the following statements in the most recent 10-KSB remain correct:

The Company is “uncertain . . . whether . . . commercially viable deposits or ‘reserves’ exist on any of our properties.”

“The sale of product cannot be formalized until we have verified our ability to provide the quality and quantities as required by [a] potential buyer.”

Recommendations of the Special Committee
Based on its investigation, the Special Committee provided to the Board of Directors a number of recommendations, which the Board either has adopted or has indicated the Company intends to adopt.  These include, among others, continuing the improvements to the Company’s corporate governance policies and procedures, adopting conflict of interest and related party transaction policies, implementing new practices regarding equity issuances, changing transfer agents and hiring new independent auditors.

In addition, based on the recommendation of the Special Committee, the Company is evaluating possible claims against Mr. Jacobson and others, to recover for the losses incurred by the Company and improper profits or benefits that may have been obtained by Mr. Jacobson, his family members or others, as well as losses incurred by the Company in conducting the investigation and remedying the matters uncovered.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS MINING COMPANY
(Registrant)
Date	August 26, 2008
/s/ Michael Lyon
By: Michael Lyon
Chief Executive Officer and President